                            The Rockland Funds Trust

                            Supplement to Prospectus
                             Dated January 28, 2004

                The Date of This Supplement is February 20, 2004

The Board of Trustees of the Rockland  Funds Trust (the  "Trust") has approved a proposed new  investment  advisory  agreement for the Rockland  Small Cap Growth
Fund (the "Fund") with Gould  Investment  Partners,  LLC ("GIP") (the  "Proposed
Agreement"). Fund shareholders must approve the Proposed Agreement before it can take effect.  GIP is an investment  advisory firm  recently  established  by the
Fund's current portfolio manager,  Richard H. Gould. Mr. Gould has been employed by the Fund's current investment adviser,  Greenville Capital  Management,  Inc.
("Greenville")  since 1994 and has served as the Fund's portfolio  manager since its inception in 1996.

Shareholders will be asked to consider  approval of the Proposed  Agreement at a
Special Meeting of  shareholders  of the Fund currently  scheduled to be held at the Trust's  offices at 100 South  Rockland  Falls Road,  Rockland,  Delaware at
10:00 a.m.  (Eastern Time) on March 31, 2004 (the "Meeting").  Shareholders will also  be  asked  to  re-elect  the  members  of the  Board  of  Trustees.  Proxy statements, providing information regarding the above proposals, are expected to be mailed to shareholders in February 2004.